Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes
15.	Income Taxes

We are structured as a master limited partnership, which is a pass-through entity for federal income tax purposes. Accordingly, we had no federal deferred tax balance as of December 31, 2011 and no federal income tax expense for the year ended December 31, 2010. On December 30, 2010, we acquired all of the interests in Marysville Hydrocarbons Holdings, LLC, an entity that owned a taxable C-Corporation consolidated return group. We estimated $35.0 million of deferred tax liabilities resulting from built-in tax gains recognized in the transaction and recorded this in our preliminary purchase price allocation as of December 31, 2010.

On January 4, 2011, we merged two wholly-owned subsidiaries of Marysville Hydrocarbons Holding, LLC and converted the combined entity's organizational structure from a corporation to a limited liability company. This conversion to a limited liability company triggered the deferred tax liabilities resulting from built-in tax gains to become currently payable. Accordingly, the estimated $35.0 million of deferred tax liabilities at December 31, 2010 became currently payable on January 4, 2011. During 2011, we made federal and state tax payments of $29.3 million and $0.3 million, respectively, related to our estimated $35.0 million tax liability that resulted from our acquisition of Marysville. The remaining $5.4 million estimated tax payable has been reclassified to goodwill in our final accounting for the Marysville business combination.

The State of Texas imposes a margin tax that is assessed at 1% of taxable margin apportioned to Texas. During 2010 and 2009, we acquired properties in Michigan. Michigan imposes a business tax of 0.8% on gross receipts, and 4.95% of Michigan taxable income. The sum of the gross receipts and income tax is subject to a tax surcharge of 21.99%. Michigan provides tax credits that may reduce our final tax liability.

Income tax expense consists of the following:

	Year Ended December 31,
	2011	2010	2009
	(Millions)
Current:
Federal income tax expense	$(29.3)	$—	$—
State income tax expense	(1.3)	(1.1)	(1.0)
Deferred:
Federal income tax benefit (expense)	29.3	—	—
State income tax benefit (expense)	0.8	(0.4)	—

Total income tax expense	$(0.5)	$(1.5)	$(1.0)

We had net long-term deferred tax liabilities of $3.4 million and $4.1 million as of December 31, 2011 and 2010, respectively, included in other long-term liabilities on the consolidated balance sheets. These state deferred tax liabilities relate to our East Texas operations, and are primarily associated with depreciation related to property plant and equipment.

Our effective tax rate differs from statutory rates, primarily due to being structured as a limited partnership, which is a pass-through entity for United States income tax purposes, while being treated as a taxable entity in certain states.